Prospectus Supplement dated March 28, 2014

(To Base Prospectus dated February 28, 2014)

The Mexico Fund, Inc.

4,100,000 Shares of Common Stock

The purpose of this Prospectus Supplement is to inform shareholders of two developments relating to The Mexico Fund, Inc. (the “Fund”): (1) the approval by stockholders of a new investment advisory agreement (the “Advisory Agreement”) between the Fund and Impulsora del Fondo México, S.C., the Fund’s investment adviser (“Impulsora” or the “Investment Adviser”); and (2) changes to the Fund’s officers and to the committee of persons that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Management Committee”).

Stockholder Approval of New Investment Advisory Agreement

On March 20, 2014, Fund stockholders approved the Advisory Agreement, which will become effective on April 1, 2014. Under the terms of the Advisory Agreement, the breakpoints in the current advisory fee will be modified, and a new incentive performance fee will be implemented, as described further below:

The breakpoints in the current advisory fee will be modified so that the Fund will pay the Investment Adviser 0.80% of the average daily value of the Fund’s net assets on assets in excess of $400 million, 0.70% on the excess of average daily net assets above $600 million up to $800 million and 0.60% on average daily net assets above $800 million (the “Base Fee”). The previous breakpoints in the advisory fee on assets below $400 million remain unchanged, so that the Fund pays the Investment Adviser 1.00% of the average daily value of the Fund’s net assets up to and including $200 million and 0.90% of the average daily value of the Fund’s net assets on assets in excess of $200 million and up to and including $400 million. The Base Fee represents an increase in the current advisory fee when Fund assets are above $400 million, as currently the Fund pays the Investment Adviser 0.60% of the average daily value of the Fund’s net assets on assets in excess of $400 million. As of March 19, 2014, the Fund’s net asset value (“NAV”) was approximately $383 million.

The new incentive performance fee will be assessed based on the performance of the Fund in comparison to the Morgan Stanley Capital International Mexico Index (“MSCI Mexico Index”). A performance adjustment factor will be applied that will either increase or decrease the Base Fee, depending on how the Fund’s NAV per share performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor will be applied each day a daily fee is calculated to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. If the investment performance of the Fund exceeds the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will increase the Base Fee by 0.025% for every percentage point of outperformance. If the investment performance of the Fund trails the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will decrease the Base Fee by 0.025% for every percentage point of underperformance. The maximum amount of the performance adjustment in either direction is 0.20%, if the difference between the investment performance of the Fund and the investment record of the MSCI Mexico Index is 10 percentage points or more.

Performance adjustments under the Advisory Agreement are expected to begin on or about April 1, 2015 based upon the Fund’s performance during the 12 months ending March 31, 2015. From April 1, 2014 (the effective date of the Advisory Agreement) to March 31, 2015, the Fund will pay the Base Fee to the Investment Adviser.

The Investment Adviser will continue to manage the affairs of the Fund in a manner that is substantially identical to the investment program provided under the current advisory agreement. Except with respect to the advisory fee, the terms of the Advisory Agreement are substantially similar to those of the previous advisory agreement.

Changes to the Fund’s Officers and Portfolio Management Committee

On March 20, 2014, the Board of Directors (“Board”) of the Fund elected the following individuals to serve as officers of the Fund:

Alberto Osorio	President and Chief Executive Officer (CEO)

Alberto Gómez Pimienta	Treasurer

Eduardo Solano	Investor Relations Vice President

Carlos H Woodworth	Chief Compliance Officer (CCO)

Samuel García-Cuéllar	Secretary

Sander M Bieber	Assistant Secretary

Lisa R Price	Assistant Secretary

Alberto Osorio succeeds José Luis Gómez Pimienta as President and Chief Executive Officer of the Fund. Effective April 1, 2014, Mr. Osorio will succeed Mr. Gómez Pimienta as Chairman of the Board and Chief Executive Officer of the Investment Adviser. As of that date, Mr. Gómez Pimienta will no longer be a member of the Portfolio Management Committee. Mr. Gómez Pimienta will continue to serve as a Director of the Fund as well as President Emeritus of the Investment Adviser.

As a result of these changes, effective April 1, 2014, the Base Prospectus is amended as follows:

1. In the section of the accompanying prospectus dated February 28, 2014 (the “Base Prospectus”) entitled “Prospectus Summary” and sub-titled “The Fund at a Glance—Compensation of the Investment Adviser,” the first sentence of that section is replaced in its entirety with the following:

Effective April 1, 2014, the Fund pays the Investment Adviser a fee at the annual rate of 0.80% of the average daily value of the Fund’s net assets on assets in excess of $400 million, 0.70% on the excess of average daily net assets above $600 million up to $800 million and 0.60% on average daily net assets above $800 million (the “Base Fee”), computed based upon the average daily value of the net assets of the Fund and payable within fifteen days after the end of each calendar month. The previous breakpoints in the advisory fee on assets below $400 million remain unchanged, so that the Fund pays the Investment Adviser 1.00% of the average daily value of the Fund’s net assets up to and including $200 million and 0.90% of the average daily value of the Fund’s net assets on assets in excess of $200 million and up to and including $400 million.

Beginning on or about April 1, 2015, the Base Fee will be adjusted proportionately upward or downward each day based upon the investment performance of the Fund calculated over a rolling 12-month performance period relative to the investment record of the Morgan Stanley Capital International Mexico Index (“MSCI Mexico Index”). A performance adjustment factor will be applied each day a daily fee is calculated to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. If the investment performance of the Fund exceeds the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will increase the Base Fee by 0.025% for every percentage point of outperformance. If the investment performance of the Fund trails the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will decrease the Base Fee by 0.025% for every percentage point of underperformance. The maximum amount of the performance adjustment in either direction is 0.20%, if the difference between the investment performance of the Fund and the investment record of the MSCI Mexico Index is 10 percentage points or more. See “Advisory Agreement.”

2. In the section of the Base Prospectus entitled “Fund Expenses,” the following footnote is added next to the “Management fee” line in the table:

(3) In addition to the management fees set forth in the table, beginning on or about April 1, 2015, the Investment Adviser is entitled to receive an incentive performance fee which will be assessed for performance above the MSCI Mexico Index, subject to a cap of 20 basis points (0.20%). Likewise, beginning on or about April 1, 2015, the advisory fee will be reduced for performance below the MSCI Mexico Index, subject to a reduction of no greater than 20 basis points (0.20%).

3. In the section of the Base Prospectus entitled “Fund Expenses,” in the section sub-titled “Hypothetical example,” the sentence immediately following the table is replaced in its entirety with the following:

This hypothetical example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under “Annual expenses” above remain the same in the years shown. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. The performance fee adjustment under the Advisory Agreement is not included in the example, as the performance adjustment factor will not be applied to the Base Fee until on or about April 1, 2015. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund,” “Advisory Agreement” and “Fund Services Agreements.”

4. In the section of the Base Prospectus entitled “Management of the Fund” and sub-titled “Interested Director,” the biography of Mr. Jose Luis Gómez Pimienta is replaced in its entirety with the following:

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director or Nominee for Director†
José Luis Gómez Pimienta**+ Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 74	Class II Director	Term expires 2016	Mr. Gómez Pimienta has over three decades of experience investing in the Mexican securities market. He was the President of the Fund from its inception to March 2014. He has served as a Director of the Fund since 1989. Mr. Gómez Pimienta was Chairman of the Board of the Investment Adviser from 1987 to March 2014 and Chief Executive Officer from inception until March 2014. Effective April 2014, he will serve as President Emeritus of the Investment Adviser.	None	None

*	There are no other funds in the Fund Complex.

**	Director is an “interested person” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested director by reason of his affiliation with the Investment Adviser.
+	Alternate member of the Valuation Committee.
†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

5. In the section of the Base Prospectus entitled “Management of the Fund” and sub-titled “Additional Information about the Directors,” the description of Mr. Gómez Pimienta is replaced in its entirety with the following:

Mr. Gómez Pimienta. Mr. Gómez Pimienta has served as a Director of the Fund since 1989, and served as President of the Fund from its inception to March 2014. He has over three decades of experience investing in the Mexican securities market. Mr. Gómez Pimienta was Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., from 1987 to March 2014, and Chief Executive Officer from inception until March 2014. He has served as President Emeritus of the Investment Adviser since April 2014. He served on the Board of Directors of the Bolsa Mexicana de Valores from April 1997 to April 2008. Mr. Gómez Pimienta’s extensive investment management experience qualifies him as a Director of the Fund.

6. In the section of the Base Prospectus entitled “Management of the Fund” and sub-titled “Officers who are not directors,” the biographies of Messrs. Osorio and Alberto Gómez Pimienta are replaced in their entirety, and the biography of Ms. Price is added, as follows:

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Term Served	Principal Occupation(s) During Past Five Years
Alberto Osorio Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 46	President of the Fund (formerly, Senior Vice President; Treasurer)	Since 2014. Since 2008. Since 2002.	Mr. Osorio has served as the President of the Fund since March 2014. Mr. Osorio has also served as Chairman of the Board and Chief Executive Officer of the Investment Adviser since April 2014. Mr. Osorio previously served as Director General Adjunto (Deputy Director) of the Investment Adviser from 2008 to 2014.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Term Served	Principal Occupation(s) During Past Five Years
Alberto Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 47	Treasurer (formerly, Vice President of Operations)	Since 2014. Since 2009.	Mr. Gómez Pimienta has served as Treasurer of the Fund since March 2014. Mr. Gomez Pimienta previously served as Vice President of Operations of the Fund from 2009 to 2014.

Lisa R. Price 1095 Avenue of the Americas New York, NY 10036 Age: 35	Assistant Secretary	Since 2014.	Associate of Dechert LLP, U.S. legal counsel to the Fund and the Independent Directors.

7. The section of the Base Prospectus entitled “Advisory Agreement” is replaced in its entirety with the following:

ADVISORY AGREEMENT

Effective April 1, 2014, Impulsora serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement dated March 20, 2014 (the “Advisory Agreement”). The Advisory Agreement was approved by the Fund’s Board of Directors, and separately by a majority of the Fund’s Independent Directors, at an in-person meeting held on December 3, 2013 and was subsequently approved by the Fund’s Stockholders at the 2014 Annual Meeting on March 20, 2014.

The Investment Adviser provides the overall investment advice to the Fund on matters including broad investment structure, stock selection, industry diversification, exposure to equity securities, compliance testing, and maintenance of tests pertaining to collateral through a team of investment managers/analysts employed, or supervised, by the Investment Adviser.

Pursuant to the existing and previous advisory agreements with the Fund, the Investment Adviser has served in this capacity since the Fund was organized in 1981. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 77 Aristóteles Street, 3rd Floor, Col. Polanco, 11560 México, D.F., México.

The Investment Adviser is a Mexican “sociedad civil” governed by the Federal Civil Code of Mexico. Effective April 1, 2014, the President and Chief Executive Officer of the Investment Adviser is Alberto Osorio. The ultimate day-to-day investment decisions of the Fund are determined by Mr. Osorio. He is assisted by the Portfolio Management Committee of the Investment Adviser which is composed of the executive officers mentioned above of the Investment Adviser. The Portfolio Management Committee meets at least once weekly to determine the portfolio allocation of the Fund.

The Investment Adviser also provides administrative services to the Fund pursuant to an Amended and Restated Fund Services Agreement (the “Fund Services Agreement”) which was amended and restated as of December 6, 2011, including assisting the Fund with preparation of financial statements and regulatory filings, calculation of the Fund’s net asset value, repurchase offer services, and maintenance of the Fund’s web site. For these services, the Investment Adviser is paid an annual rate of 0.11% of average daily net assets on assets under management up to $600 million, and at an annual rate of 0.09% of average daily net assets on assets under management above $600 million. The fee will not be lower than the annual amount of $450,000. The Investment Adviser was paid $462,976 pursuant to the Fund Services Agreement during the fiscal year ended October 31, 2013.

During the fiscal year ended October 31, 2013, the Fund paid no brokerage commissions to an affiliated broker.

The Investment Adviser has a substantial part of its assets located outside the United States. As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Investment Adviser predicated on the civil liability provisions of the Federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Mexico of judgments against the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States. The Investment Adviser is advised by U.S. counsel with respect to the Federal securities laws of the United States.

Terms of the Advisory Agreement

Under the Advisory Agreement, the Investment Adviser, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Fund set forth in the Fund’s registration statement and the requirements of the 1940 Act and other applicable law, manages the affairs of the Fund. In this regard, it is the responsibility of the Investment Adviser to make investment decisions on behalf of the Fund, to make available to the Fund any necessary research and statistical data in connection therewith, and to supervise the acquisition and disposition of investments for the Fund, including the selection of the brokers or dealers to carryout portfolio transactions for the Fund.

Management fee

Pursuant to the terms of the Advisory Agreement, effective April 1, 2014, the Fund pays the Investment Adviser 0.80% of the average daily value of the Fund’s net assets on assets in excess of $400 million, 0.70% on the excess of average daily net assets above $600 million up to $800 million and 0.60% on average daily net assets above $800 million (the “Base Fee”). The previous breakpoints in the advisory fee on assets below $400 million remain unchanged, so that the Fund pays the Investment Adviser 1.00% of the average daily value of the Fund’s net assets up to and including $200 million and 0.90% of the average daily value of the Fund’s net assets on assets in excess of $200 million and up to and including $400 million.

Beginning on or about April 1, 2015, the Base Fee will be adjusted proportionately upward or downward each day based upon the investment performance of the Fund calculated over a rolling 12-month performance period relative to the investment record of the Morgan Stanley Capital International Mexico Index (“MSCI Mexico Index”). A performance adjustment factor will be applied each day a daily fee is calculated to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. If the investment performance of the Fund exceeds the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will increase the Base Fee by 0.025% for every percentage point of outperformance. If the investment performance of the Fund trails the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will decrease the Base Fee by 0.025% for every percentage point of underperformance. The maximum amount of the performance adjustment in either direction is 0.20%, if the difference between the investment performance of the Fund and the investment record of the MSCI Mexico Index is 10 percentage points or more.

Payment of expenses

The Advisory Agreement obligates the Investment Adviser to bear all expenses incurred by it in connection with its duties thereunder as well as the salaries of the Fund’s Directors and Officers who are employees, officers or directors of the Adviser, except for those expenses incurred in connection with the Board or Stockholders’ meetings which are reimbursed by the Fund under the Fund’s Reimbursement Policy. The Fund bears all of its other expenses, including fees and expenses of the Fund’s Directors who are not employees, officers or directors of the Investment Adviser; interest expenses; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses of preparing stock certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s Shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund’s Shares; and the expenses of Stockholders’ meetings and of the preparation and distribution of reports to Stockholders.

Duration and termination

The Advisory Agreement is effective April 1, 2014 and continues in effect for successive 12-month periods, if not sooner terminated, provided that each continuance is specifically approved annually by (1) the vote of the majority of the Fund’s Independent Directors cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund or (b) the vote of a majority of the Board of Directors. The Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon vote of a majority of the Fund’s Directors or a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Investment Adviser. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Investment Adviser may terminate the Advisory Agreement on 60 days’ written notice to the Fund.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Semi-Annual Report for the period ending April 30, 2014.

Relationship of a Director to Investment Adviser

As of the date of this Supplement, Mr. José Luis Gómez Pimienta, a Director of the Fund, owns stock in the Investment Adviser. It is anticipated that Mr. Gómez Pimienta will dispose of his equity interest in Impulsora in its entirety by no later than April 7, 2014.

8. In the section of the Base Prospectus entitled “Portfolio Management,” the biography for Mr. Jose Luis Gómez Pimienta is deleted in its entirety and the biographies for Messrs. Osorio and Alberto Gómez Pimienta are replaced with the following:

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Alberto Osorio	President of the Fund (formerly, Senior Vice President; Treasurer)	Since 1991	Mr. Osorio has served as the President of the Fund since March 2014. Mr. Osorio has also served as Chairman of the Board and Chief Executive Officer of the Investment Adviser since April	Mr. Osorio oversees the full operation of the Investment Adviser, and any determinations made by the Portfolio Management Committee.

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
2014. Mr. Osorio previously served as Director General Adjunto (Deputy Director) of the Investment Adviser from 2008 to 2014.

Alberto Gómez Pimienta	Treasurer (formerly, Vice President of Operations)	Since 2014. Since 2009.	Mr. Gómez Pimienta has served as Treasurer of the Fund since March 2014. Mr. Gomez Pimienta previously served as Vice President of Operations of the Fund from 2009 to 2014.	Mr. Gómez Pimienta participates in the investment decision-making processes of the Portfolio Management Committee. He makes recommendations to the Portfolio Management Committee regarding purchases or sales of portfolio securities.

This Prospectus Supplement should be retained with the Base Prospectus, as supplemented to date, for future reference.